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                                                                   Exhibit 10.23

DATED                                                             3rd MARCH 2003

                         ABBOTT VASCULAR DEVICES LIMITED
                   (formerly known as Biocompatibles Limited)

                                     - and -

                           COOPERVISION TECHNOLOGY INC

                                     - and -

                            THE COOPER COMPANIES, INC

                                     - and -

                            BIOCOMPATIBLES UK LIMITED

                                   ----------

                                DEED OF NOVATION

                                   ----------

                                 TAYLOR WESSING
                                    Carmelite
                             50 Victoria Embankment
                                   Blackfriars
                                 London EC4Y ODX

                              Tel No: 020-7300 7000
                              Fax No: 020-7300 7100
                                  DX: 41 London
                                    Ref: CBS



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THIS DEED OF NOVATION is made the 3rd day of March 2003

BETWEEN:

(1) ABBOTT VASCULAR DEVICES LIMITED (formerly known as Biocompatibles Limited) a company incorporated in England and Wales with company registration number 01833264 and whose registered office is at North Road, Queenborough, Kent M11 5EL ("AVDL");

(2) COOPERVISION TECHNOLOGY INC. whose principal office is at 6140 Stoneridge Mall Road, Suite 590, Pleasanton, CA 94588, United States of America ("CTI");

(3) THE COOPER COMPANIES, INC. whose principal office is at 6140 Stoneridge Mall Road, Suite 590, Pleasanton, CA 94588, United States of America ("CC"); and

(4) BIOCOMPATIBLES UK LIMITED a company incorporated in England and Wales with company registration number 04305025 and whose registered office is at Chapman House, Farnham Business Park, Farnham, Surrey GU9 8QL ("BUK").

WHEREAS:

(A) Biocompatibles Limited ("BL"), CTI and CC entered into a Patent and Trade Mark Licence dated 28 February 2002 (the "Licence Agreement");

(B) By an Agreement between BL, BUK and Biocompatibles International plc dated 16 March 2002, BL agreed to sell and BUK agreed to purchase the business of BL (including the intellectual property which BL licenses to CTI under the Licence Agreement);

(C) BL and BUK have requested that CTI and CC accept the substitution of BUK in place of BL as a party to the Licence Agreement, and CTI and CC have accepted this request, on the terms set out below.


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NOW IT IS HEREBY AGREED as follows:-

     1. CTI and CC both consent and agree to the novation set out in clause 2 below.

     2. From the date of this agreement, BL ceases to be a party to the Licence Agreement and BUK becomes a party to the Licence Agreement in place of BL.

     3.   CTI and CC both hereby:

          a) release and discharge BL/AVDL from the performance of all its obligations under the Licence Agreement, and from all claims, demands and liabilities whatsoever arising under or in connection with the Licence Agreement whether arising or accrued before, on or after the date of this agreement; and

          b) accepts the liability of BUK in place of BL and shall be bound by the terms of the Licence Agreement in every way as if BUK had been named as party to the Licence Agreement in place of BL.

     4. From the date of this agreement, BUK undertakes to CTI, CC and to BL/AVDL to be bound by the terms of the Licence Agreement in substitution for BL, and to observe and perform all obligations under the Licence Agreement which arise on or after the date of this agreement and which would have been obligations of BL if BL had not been released from the performance of such obligations under clause 3, as if BUK had at all times been a party to the Licence Agreement.

     5. BUK shall assume and be responsible for any and all liabilities arising under or in connection with the Licence Agreement which have accrued prior to the date of this agreement and which would have been liabilities of BL if BL had not been released from such liabilities under clause 3.

     6. This agreement shall be governed by and construed in accordance with the laws of England.

     7. Each of the parties irrevocably agrees that the courts of England are to have exclusive jurisdiction to settle any dispute which may arise out of or in connection with this agreement and that accordingly any proceedings arising out of or in connection with this agreement shall be brought in such courts. Each of the parties irrevocably submits to the jurisdiction of such courts with respect to such disputes and waives any objection to proceedings in any such court on the ground of venue or on the ground that proceedings have been brought in an inconvenient forum.

IN WITNESS whereof the parties hereby have executed and delivered this agreement as a deed on the day first written above.

EXECUTED as a Deed        )
for and on behalf of      )
ABBOTT VASCULAR DEVICES   )          /s/ Thomas C. Freyman
LIMITED                   )          Authorised Signatory


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                                   /s/ Tom Sides
                                   Authorised Signatory

EXECUTED as a Deed        )
for and on behalf of      )
COOPERVISION              )        /s/ Carol Kaufman
TECHNOLOGY INC.           )        Authorised Signatory


                                   /s/ Robert Weiss
                                   Authorised Signatory

EXECUTED as a Deed        )
for and on behalf of      )
THE COOPER                )        /s/ Carol Kaufman
COMPANIES, INC            )        Authorised Signatory


                                   /s/ Robert Weiss
                                   Authorised Signatory

EXECUTED as a Deed        )
for and on behalf of      )
BIOCOMPATIBLES UK         )        /s/ Swag Mukerji
LIMITED                   )        Authorised Signatory


                                   /s/ Crispin Simon
                                   Authorised Signatory


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